Sep. 30, 2022
Delaware Sustainable Equity Income Fund
Shareholder fees (fees paid directly from your investment)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 17.47% for the quarter ended June 30, 2020, and its lowest quarterly return was -23.39% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%*, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

* On July 31, 2023, the Fund changed its sales load on Class A from 2.50% to 5.75%.  Returns for Class A shares in the table below reflect the imposition of a maximum sales load of 2.50%.